UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2010
JDA Software Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27876	86-0787377

(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
14400 North 87th Street
Scottsdale, Arizona 85260-3649
(Address of principal executive offices including zip code)
(480) 308-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 8.01 Other Events.
     On July 6, 2010, Hamish Brewer, the President and Chief Executive Officer of JDA Software Group, Inc. (“JDA”), sent a letter to JDA’s stockholders discussing, among other matters, the June 15, 2010 jury verdict in the litigation between Dillard’s, Inc. and i2 Technologies, Inc., which JDA acquired on January 28, 2010. A copy of the letter is attached as Exhibit No. 99.1 to this Current Report on Form 8-K. The letter contains forward-looking statements and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.
     The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	— Letter to Stockholders of JDA Software Group, Inc. from its President and Chief Executive Officer dated July 6, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2010	JDA Software Group, Inc.

	By:	/s/ Peter S. Hathaway Peter S. Hathaway
Executive Vice President and Chief Financial Officer